UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2004

                               -----------------

                             Sypris Solutions, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                   0-24020                  61-1321992
 (State or Other Jurisdiction      (Commission              (I.R.S. Employer
      of Incorporation)            File Number)            Identification No.)

   101 Bullitt Lane, Suite 450
       Louisville, Kentucky                                     40222
      (Address of Principal                                   (Zip Code)
        Executive Offices)

       Registrant's telephone number, including area code: (502) 329-2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

         99  Registrant's press release dated June 30, 2004.

Item 9.  Regulation FD Disclosure

         The Registrant's press release dated June 30, 2004, reporting it has completed the purchase of a manufacturing facility located in Toluca, Mexico from Dana Corporation, is attached as Exhibit 99 to this Form 8-K, and is furnished to the U.S. Securities and Exchange Commission pursuant to Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 30, 2004                          Sypris Solutions, Inc.

                                              By:  /s/ David D. Johnson
                                                   -----------------------------
                                                   David D. Johnson
                                                   Vice President and Chief
                                                   Financial Officer

                                INDEX TO EXHIBITS


Exhibit                                 Description
Number                                  -----------
-------

  99                    Registrant's press release dated June 30, 2004